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                                                                   Exhibit 10(j)


                                 FIRST AMENDMENT
                                     TO THE
                      APPLIED INDUSTRIAL TECHNOLOGIES, INC.
                           DEFERRED COMPENSATION PLAN
                          (JANUARY 1, 1997 RESTATEMENT)

         WHEREAS, the Applied Industrial Technologies, Inc. Deferred Compensation Plan (formerly known as the Bearings, Inc. Deferred Compensation Plan and hereinafter referred to as the "Plan") was established, effective as of July 1, 1993, by Applied Industrial Technologies, Inc. (formerly known as Bearings, Inc. and hereinafter referred to as the "Company") to provide key executives of the Company and its affiliates with a means by which to defer receipt of all or a portion of their incentive compensation payable under the Applied Industrial Technologies, Inc. Management Incentive Plan; and

         WHEREAS, effective as of January 1, 1997, the Plan and was amended and restated; and

         WHEREAS, the Company desires to amend the Plan;

         NOW, THEREFORE, effective as of May 1, 1998, the Plan is hereby amended in the following respects.

         1. Section 2.2 of the Plan is hereby amended to provide as follows:

                           2.2 EFFECTIVENESS OF ELECTIONS. Elections to defer
                  receipt of an Award shall be effective and irrevocable upon the delivery of an Election Form to the Committee. Subject to the provisions of Article IV and Section 6.7, amounts deferred pursuant to any election hereunder shall be invested and distributed in the manner and at the time set forth in such Election Form.

         2. Section 4.1 of the Plan is hereby amended to provide as follows:

                           4.1 METHOD OF DISTRIBUTION. The value of a
                  Participant's Deferral Account deemed invested in a fund comprised of Common Shares shall be distributed in Common Shares and the value of a Participant's Deferral Account deemed otherwise invested shall be distributed in cash. Such value shall be determined as of the most recent Valuation Date. Subject to the provisions of Section 4.2, a distribution from a Participant's Deferral Account shall be made either in a lump sum or in equal annual installments over a period of not more than ten years as specified in such Participant's Election Form.

         3. Section 4.2 of the Plan is hereby amended to provide as follows:

                           4.2 TIME OF PAYMENTS. Except as otherwise provided in
                  this Section 4.2 or Section 4.3, distribution of the value of a Deferral from a Participant's Deferral Account shall commence on the date specified in his applicable Election Form. Notwithstanding any other provision of the Plan

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                  to the contrary, a Participant may elect to change the manner and the time of the distribution of the value of any Deferral no later than 30 days prior to his termination of his employment or, if earlier, the date he had previously elected to receive distribution of such Deferral; provided, however, that if the employment of such Participant is terminated with less than 30 days notice, such Participant may elect to change the manner and time of distribution of the value of any Deferral during the period which commences as of the day he receives notice of his termination and ends ten days thereafter. Notwithstanding the foregoing, except in the case of the termination of his employment, in no event may a Participant change the time and manner of the distribution of a Deferral which has been previously changed in the immediately preceding three-year period.

         4. Section 4.4 of the Plan is hereby amended to provide as follows:

                           4.4 DISTRIBUTIONS UPON DEATH. Upon the death of a
                  Participant, the balance of his or her Deferral Account shall be paid to his Beneficiary either in a lump sum or equal installments over a period of not more than ten years pursuant to an election of the Beneficiary; provided, however, that such election shall be subject to the approval of the Committee.

         Executed at Cleveland, Ohio this   1st  day of    May      , 1998.
                                          -------       ------------

                              APPLIED INDUSTRIAL TECHNOLOGIES, INC.


                              By:             /s/ John R. Whitten
                                 -----------------------------------------------
                                 Title: Vice President-Chief Financial Officer &
                                        Treasurer



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